UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 6, 2011

REAL ESTATE ASSOCIATES LIMITED VI

(Exact name of Registrant as specified in its charter)

            California                0-13112                 95-3778627

      (State or other jurisdiction (Commission            (I.R.S. Employer

           of incorporation)        File Number)        Identification Number)

55 Beattie Place

Post Office Box 1089

Greenville, South Carolina 29602

(Address of principal executive offices)

(864) 239-1000

(Issuer's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events

Real Estate Associates Limited VI, a California limited partnership (the “Registrant”), owns a 99.00% limited partnership interest in Oakwood Manor Associates, Ltd., (“Oakwood Manor”), a Tennessee limited partnership. As previously disclosed, on October 25, 2011, Oakwood Manor entered into a purchase and sale contract to sell its investment property to a third party, Emerald Housing Management, LLC (the “Purchaser”), a Tennessee limited liability company. On December 6, 2011, the Purchaser terminated the purchase and sale contract pursuant to its terms.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REAL ESTATE ASSOCIATES LIMITED VI

By: National Partnership Investments Corp.
Corporate General Partner

By: /s/Stephen Waters
Stephen Waters
Senior Director of Partnership Accounting

Date: March 8, 2012